 Exhibit 99.1

Bringing medical inn vation to life Orchestra BioMed Corporate Presentation Q1 2023

Forward - Looking Statements 2 This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc., referred to herein as “we,” “our,” “Orchestra BioMed,” and “the Company,” and from third - party sources indicated herein. Such third - party information has not been independently verified. Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains forward - looking statements within the meaning of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, without limitation, statements relating to our expected financial runway, the potential safety and efficacy of our product candidates, the timing of our planned pivotal trials, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, and our estimated future financial performance and financial position. These statements are often identified by the use of words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “to be,” “will,” “would,” or the negative or plural of these words, or similar expressions or variations, although not all forward - looking statements contain these words. We cannot assure you that the events and circumstances reflected in the forward - looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward - looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified herein, and those identified under the heading “Risk Factors — Risks Related to Orchestra’s Business and New Orchestra Following the Business Combination” in the definitive proxy statement/prospectus of Health Sciences Acquisitions Corporation 2 (Orchestra BioMed’s predecessor) filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(3) on December 16, 2022 and in our other filings with the SEC. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements.

Orchestra BioMed Executive Summary



Partnership-enabled business model designed to **accelerate innovation** to patients, drive strong partner and shareholder value and yield **exceptional future profitability**



BackBeat CNT™ targets >$10B annual hypertension markets

Firmware upgrade to existing pacemaker

Statistically significant double-blind, randomized preliminary trial efficacy data

Plan to initiate pivotal trial H2 2023

Strategic collaboration

Medtronic

Double-digit revenue share



Virtue® SAB targets >$3B annual artery disease markets

Protected sirolimus delivery, non-coated balloon

Strong 3-year multi-center preliminary trial safety and efficacy data

Plan to initiate pivotal trial H1 2023

Strategic collaboration

TERUMO

Double-digit revenue share



Strong balance sheet and outstanding investors

Medtronic rtw PERCEPTIVE ADVISORS TERUMO

3

Orchestra BioMed

Orchestra BioMed's Partnership-enabled Model Benefits All

Orchestra BioMed *Development*	***Shared Benefits***	***Strategic Partners*** *Commercialization*
Secure substantial long-term royalties	Improve patient lives	Enable new growth opportunities
Outsource commercialization	Accelerate development	Outsource development
Multiple pipeline opportunities	Leverage expertise & resources	Minimize P&L dilution

4
Orchestra BioMed

Highly Accomplished Executive Team & Board



David Hochman
Chairman, CEO, Co-Founder



Darren R. Sherman
President, COO, Director, Co-Founder



Michael Kaswan
Chief Financial Officer



Yuval Mika, Ph.D.
GM & CTO, Bioelectronic Therapies



George Papandreou, Ph.D.
GM & SVP, Focal Therapies



Hans-Peter Stoll, M.D., Ph.D.
Chief Clinical Officer

Avi Fischer, M.D.
SVP, Medical Affairs & Innovation

J.C. Simeon
SVP, Quality

Inessa R. Wheeler
VP, Marketing

Bob Laughner
VP, Regulatory Affairs

Stephen A. Zielinski
VP, Product Dev., Bioelectronic Therapies

Ziv Belsky
VP, Research, Bioelectronic Therapies

Juan Lorenzo
VP, Product Dev., Focal Therapies

Executive Team: >250 Years of Experience, ~25 Avg Industry Years, >100 Product Approvals & >600 Authored Patents

Jason Aryeh
Board Member

Pamela Connealy
Board Member

Eric S. Fain, M.D.
Board Member

Eric A. Rose, M.D.
Board Member

Geoffrey W. Smith
Board Member

Orchestra BioMed

5

Advancing a High-Impact Pipeline

Product Platforms	Target Indications	Preclinical	Clinical Feasibility	Clinical Pivotal	Partner	Study Sponsor	Next Milestones & Expected Timing[6]
BackBeat Cardiac Neuromodulation Therapy (CNT™)	*Hypertension (HTN) (pacing patients; HTN+P)*				Medtronic	Orchestra BioMed	Global Pivotal Study Start H2 2023
	High-Risk HTN (non-pacing patients)				Medtronic ROFN		Will Seek to Leverage Data from HTN+P[2]
CNT - HF	*Heart Failure*						Acute Clinical Data 2023 Potential Chronic Study Start 2024
Virtue® Sirolimus AngioInfusion™ Balloon (SAB)	*Coronary In-Stent Restenosis (ISR)*	FDA Breakthrough[3]			TERUMO	Orchestra BioMed	US Pivotal Study Start H1 2023 Japan Pivotal Study Start H1 2024
	Coronary Small Vessel (SV)[1]	FDA Breakthrough[4]			TERUMO	TERUMO	Japan Pivotal Study Start H1 2024 US Pivotal Study Start 2024
	Below-the-Knee (BTK)[1]	FDA Breakthrough[5]			TERUMO	TERUMO	Global BTK Study Start 2024/2025
SirolimusEFR™ / Microporous Balloon	*Urethral Strictures & BPH* *Osteoarthritis*						Preclinical Development Milestones 2023/2024

[1]Plan to leverage existing coronary ISR data to support potential Pivotal Study, although there have only been limited discussions with the FDA or a comparable foreign regulator in this regard. [2]Will seek to leverage data from HTN+P pilot and pivotal trials to support clinical and regulatory development for High-Risk HTN indication given that age and other demographic factors of the target population are expected to be similar, the type of hypertension treated will likely be isolated systolic hypertension which is predominant in the HTN+P population, and other co-morbidities are also expected to be common to both target populations. However, there have been no discussions with the FDA or a comparable foreign regulator in this regard. [3]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; [4]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; [5]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter. All references to clinical study initiations for HTN+P, Coronary ISR and Coronary SV indications are based on ongoing interactions with US FDA regarding IDE approvals or Japan PMDA regarding CTN approvals, which are required to start clinical studies. With respect to BackBeat CNT for HTN, Orchestra and Medtronic have had initial interactions with the FDA regarding IDE approval and expect to continue interactions regarding clinical trial design and submission requirements ahead of submitting documentation for approval in the second half of 2023. A pre-CTN discussion with the PMDA is planned for December 2022 with submission for CTN approval anticipated in the second half of 2023. With respect to Virtue SAB for Coronary ISR, Orchestra has been working on IDE approval with the FDA under the breakthrough designation program to define all of the elements necessary for IDE approval and Orchestra expects to complete the agreed upon work and submit documentation for approval in Q1 of 2023. Orchestra and Terumo have had initial interactions with the PMDA and expect to submit for CTN approval for Coronary ISR and SV studies in the second half of 2023. FDA and PMDA responses are expected approximately 30 days following formal submissions; clinical study enrollment is expected to begin approximately 6-8 weeks after regulatory approvals; study enrollment timelines are currently estimated to be 12-18 months for all referenced studies although actual study enrollment timeframes may be longer; final primary endpoint results for all studies are at 12 months from enrollment with the exception of Japan Coronary ISR & SV studies, which are expected to be at 6 months from enrollment.

6

Orchestra BioMed

7 BackBeat Cardiac Neuromodulation Therapy (CNT Ρ )

BackBeat CNT™ Overview

Opportunity

- ***Hypertension is #1 comorbidity in pacemaker population affecting over 70% of patients***[1]
- Older population at ***increased risk for major events*** & challenges with drug compliance

Innovation

- Bioelectronic therapy ***designed to substantially & persistently lower blood pressure***
- ***Compatible with standard pacemaker device*** & leverages existing treatment paradigm
- ***Compelling clinical data from double-blind randomized study:*** significant 8.1 mmHg net reduction in 24-Hr aSBP at 6 months & 17.5 mmHg reduction in oSBP at 2 years[2,3]

Collaboration with Medtronic

- Global pacemaker leader providing technology and development/clinical/regulatory support for Orchestra BioMed-sponsored global pivotal trial
- Following regulatory approval, Medtronic has exclusive global rights to commercialization in the pacemaker-indicated patient population with ***double-digit revenue sharing for Orchestra BioMed*** of BackBeat CNT-enabled pacemaker sales



BP
120
150
120
0
CNT: ON

8

[1]Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); [2]Kalaras et al. Journal of the American Heart Association. ahajournals.org/doi/10.1161/JAHA.120.020492; [3]Burkhoff. MODERATO II Study 2-Year Results TCT 2021;. ***Definitions:*** Ambulatory Systolic Blood Pressure (aSBP) and Office Systolic Blood Pressure (oSBP)

Orchestra BioMed

Large Global Opportunity for Treating Hypertension in Target Populations *Total addressable market in 2025 based on company estimates; 1 Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); 2 Known and well - characterized population, multiple references available; Definition: Hypertension (HTN) 9 >$10 Billion Potential Annual Global Market Opportunity* >3.1 M Addressable HTN Patients HTN + Pacemaker • Over 70% of pacemaker patients have HTN 1 • Older, co - morbid population at increased risk of major events 2 High Risk HTN (Non - pacemaker) • Older patients with isolated systolic hypertension (ISH) and comorbidities 750,000 patients >$2 Billion Annual Global Opportunity 2,400,000 patients >$8 Billion HTN + Pacemaker High Risk HTN

• Bioelectronic therapy designed to leverage standard rhythm management device procedures (dual - chamber pacemaker) - Same implant procedure and lead positions - Large trained physician pool - Same target patient population - Leverageable existing reimbursement • Mechanism of action - Designed to substantially reduce blood pressure by reducing preload through programmed pacing with short AV delays - Designed to maintain reduction by modulating sympathetic tone and reducing afterload through programmed variable pressure patterns Designed to Substantially Lower BP & Maintain Reduction BackBeat CNT Ρ 10 Designed to Substantially and Persistently Lower Blood Pressure 1. Reducing Preload Lowers BP 2 . Modulating Sympathetic Tone & Reducing Afterload Maintains Reduction in BP SBP (mmHg) Time (s) 155 150 145 140 135 130 0 50 100. 150 200 250 300

MODERATO II Double-Blind, Randomized Results

BackBeat CNT™ showed encouraging results in MODERATO II, a prospective, multi-center, randomized, (BackBeat CNT + Medical Therapy vs. Continued Medical Therapy), double-blind, pilot study of pacemaker patients with persistent hypertension

- **-11.1** mmHg in 24-Hour aSBP at 6 months
- **-17.5** mmHg in oSBP at 2 years
- **0%** MACE vs. 9.5% in control group at 6 months
- **85%** of patients with reduction in aSBP

Significant Reduction in 24-Hr aSBP and oSBP[1,2]



aSBP
6 Months
oSBP
6 Months
24 Months
0
-5
-10
-15
-20
Δ in BP (mmHg)
-3.1
-11.1
Δ -8.1
p = 0.01
-0.1
-12.4
Δ -12.3
p = 0.02
-17.5
Control (n=20)³
BackBeat CNT (n=26)

Significant Reduction in aSBP 24 Hours a Day



150
145
140
135
130
125
120
115
110
24-Hr aSBP (mmHg)
Pre-activation Mean
6 Month Mean
Pre-activation (n=26)
6 months (n=26)
00:00 01:00 02:00 03:00 04:00 05:00 06:00 07:00 08:00 09:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00

P < 0.01 for all times of day

[1]Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/doi/10.1161/JAHA.120.020492; [2]Burkhoff MODERATO II Study 2-Year Results TCT 2021; [3]24-Hr aSBP Control (n=19),1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure); ***Definitions:*** Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increased atrial fibrillation, serious ventricular arrhythmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient, Office Systolic Blood Pressure (oSBP), Ambulatory Systolic Blood Pressure (aSBP)

11

Orchestra BioMed

BackBeat CNT™ Medtronic Collaboration

Aligned with Global Market Leader in Pacemakers and Device-based Hypertension Treatment

- Medtronic is the global leader in pacemakers
  - >$1.5 billion annual pacemaker revenues[1]
- Key Terms: (Hypertension + Pacemaker population)
  - Orchestra BioMed drives and finances development as sponsor of global pivotal trial
  - Medtronic provides certain development/clinical/regulatory resources funded by Orchestra to support integration into a Medtronic pacemaker and execution of the pivotal trial
  - Medtronic has exclusive global rights for commercialization upon regulatory approval
  - Orchestra is expected to receive between $500 and $1,600 per BackBeat CNT enabled device sold based on a formula of the higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-country basis) or (2) a percentage of sales.
  - BackBeat CNT enabled devices expected to be ***sold under existing reimbursement codes***.
  - Medtronic has a right of first negotiation to expand its global rights to BackBeat CNT for the treatment of HTN patients not indicated for a pacemaker
- $50 million equity investment in Orchestra BioMed

Medtronic

[1]Based on MDTs consolidated financial results for the fiscal year ended April 29, 2022

12

Orchestra BioMed

BackBeat CNT™ Pivotal Trial Design

Current anticipated trial design:

- Randomization of ~650-750 patients with uncontrolled HTN despite medical therapy who are indicated for a dual-chamber pacemaker
- Inclusion and exclusion criteria for enrollment in the BackBeat CNT Pivotal Study will be similar to the criteria used in the MODERATO II study
- Patients will be randomized 1:1 in a double-blinded manner to either active treatment with the BackBeat CNT-with continued antihypertensive drug treatment **or** to standard pacing-only with continued antihypertensive drug therapies
- Anticipated primary efficacy and safety endpoints:
  - ***Efficacy endpoint:*** Superiority of treatment as compared to control based on mean change in 24-hour aSBP at 3 months post randomization
  - ***Safety endpoint:*** Non-inferiority between the treatment and control groups comparing Major Adverse Cardiovascular Events (MACE) at 12 months post randomization
- Enroll patients across ~80 study sites planned for United States, Europe and, potentially, Japan

13

Orchestra BioMed™

ϭϰ Virtue® Sirolimus AngioInfusion Ρ Balloon (SAB)

Virtue® SAB Overview 1 Total addressable market is 2025 market data based on company estimates; ; 2 von Birgelen et al. JACC Vol. 59, No. 15, 2012 April 10, 2012:1350 – 61; Virtue SAB has received Breakthrough Device Designation for: 3 The balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in - stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; 4 The balloon dilation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery 15 of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; 5 The balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P - 3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter. Opportunity • Significant need for “leave nothing behind” treatment for coronary and peripheral indications representing an > $3B global market opportunity 1 • Drug - eluting stents (DES) carry risks of long - term restenosis and late thrombosis; require extended dual antiplatelet therapy; not effective/approved for select patients/lesions Innovation • Highly - differentiated, non - coated drug/device combination product candidate designed to enable angioplasty with protected delivery of extended release sirolimus • Compelling clinical results in multi - center coronary ISR clinical trial with 3 - year follow - up 2 • FDA Breakthrough Device Designation received for indications in coronary ISR 3 , coronary SV 4 and BTK 5 Partnership with • Global commercial leader with >$2.5B annual interventional cardiology revenue responsible for commercializing Virtue SAB as flagship therapeutic offering • Collaboration driving multi - indication pivotal trial program starting with coronary ISR • Orchestra BioMed to receive double - digit royalties and per unit drug payments

Large Opportunity for Leave Nothing Behind Solution

>$3 Billion Annual Global CAD & PAD Market Opportunity*

- Artery disease is the primary cause of death worldwide
- Large mature market with significant unmet need
  - Suboptimal treatments for coronary ISR, coronary SV *de novo* and BTK
- Designed to leverage existing treatment paradigm & established technologies: sirolimus and balloon angioplasty


>3.2M Addressable CAD & PAD Patients
Coronary
~2,000,000 patients
ISR, SV De Novo, High Bleed Risk
>$1.8 Billion
Annual Global Opportunity
Peripheral
~1,250,000 patients
BTK
>$1.2 Billion

*Total addressable market in 2025 based on company estimates; ***Definitions:*** Coronary Artery Disease (CAD), Peripheral Artery Disease (PAD), In-stent Restenosis (ISR), Small Vessel (SV, ≤2.5mm), High bleeding Risk De Novo (>2.5mm), Below-the-Knee (BTK, Rutherford 3-6, w/out severe comorbidities).

16

Orchestra BioMed

Virtue® SAB

Designed to Enable Angioplasty with Protected Sirolimus Delivery while Leaving No Metal Behind

AngioInfusion™ Balloon designed to enable angioplasty with protected drug delivery to dilate vessel, to consistently deliver intended dose and to leave no metal behind



Precise dose protected in dose unit

Protected Delivery/No Drug Coating

- No drug loss in transit
- No time limits on delivery
- No drug coating particulates



Inflated to deliver dose through micropores

SirolimusEFR™ Formulation provided extended focal release of therapeutic levels of sirolimus through critical healing period (≈30 days)[1]


Required Therapeutic Concentration > 1ng/mg
Sirolimus Tissue Concentration (ng/mg)
1000
100
10
1
0.1
0.01
0.001
0.0001
0
5
10
15
20
25
30
Time (Days)
Coronary
Distal
Kidney
Liver
Lung

N = 753 porcine coronary artery segments

Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week

[1]Granada et al. EuroIntervention 2016;12:740-747

Orchestra BioMed

17

ŽŵƉĞůůŝŶŐ ^Z dƌŝĂů ZĞƐƵůƚƐ ŝŶ ŽƌŽŶĂƌǇ /^Z WĂƚŝĞŶƚƐ 1 Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029 - 2037. DOI: 10.1016/j.jcin.2017.06.021. 2 Granada 3 - Year Clinical Results TCT 2018. 3 - Year SABRE Trial Clinical Report on file. Definitions: Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI). ϭϴ Virtue® SAB preliminarily demonstrated encouraging safety and efficacy results in patients with coronary in - stent restenosis (ISR) in prospective, multi - center SABRE Trial 1 Ϭ͘ϭϮ ŵŵ >>> Ăƚ ϲ Ͳ ŵŽŶƚŚƐ 2.8% Target Lesion Failure at 1 year 0% New TLR between 1 to 3 years Preliminarily Demonstrated Safety with Low Event Rates Out to 3 Years 2 WƌĞůŝŵŝŶĂƌǇ ĨĨŝĐĂĐǇZĞƐƵůƚƐ ^ŚŽǁĞĚ >Žǁ Ϭ͘ϭϮ ŵŵ >ĂƚĞ >ŽƐƐ 1 RVD reported using Internormal values; 2 Trial primary performance endpoint; 3 Trial secondary performance endpoint (binary restenosis = >50% lumen diameter stenosis). 4 Data is based on per protocol population criteria revised to be consistent with proposed Virtue ISR - US pivotal study population. ǀĞŶƚ ZĂƚĞƐ ;йͿ TLR d>& 10% 9% 8% 7% 6% 5% 4% 3% 2% 1% 0% 30 days 1 - year 3 - years 0% 0% 0% 0% 0% Cardiac Death TV - MI Ϭ й 0% Ϯ͘ϴ й 2.8% 2.8% Ϯ͘ϴ й 5.6% 4

Virtue® SAB Terumo Partnership

Multinational Market Leader Provides Global Commercial Reach and Long-Term Alignment

- Terumo is a global leader with >$2.5 billion annual interventional cardiology revenues[1]
- Virtue SAB positioned to become Terumo's **flagship** therapeutic offering with potential to drive significant future growth
- Key Terms:
  - $30 million upfront and potential future clinical and regulatory milestones
  - $5 million equity investment in Orchestra BioMed
  - Terumo responsible for clinical and regulatory expenses, excluding Virtue ISR-US study which Orchestra BioMed is sponsoring
  - Terumo responsible for device supply chain and commercialization expenses
  - Orchestra BioMed receives 10-15% royalty PLUS per unit payments for SirolimusEFR™ as exclusive supplier
  - Orchestra BioMed retains rights to Virtue SAB in all clinical applications outside of vascular indications

TERUMO

[1]Based on Terumo's consolidated financial results for the fiscal year ended March 31, 2022

19

Orchestra BioMed

Virtue® SAB – Coronary ISR US Pivotal Trial

Randomized Study Arm to Support Regulatory Approval: Single-Layer Coronary ISR

Double-blind, multi-center, prospective, **randomized controlled study** in patients with single-layer coronary ISR

→ **Key Inclusion**
RVD 2.5 to 4.0 mm, <30% DS (vs. RVD 2.5 to 3.5, <40% DS SABRE[1] Trial)

→ R
- **Virtue® SAB N=200**
- **PBA N=100**

→ **Primary Endpoint**
Target Lesion Failure (CD, TV-MI and TLR) at 12 months

→ **Statistical Assumption**
90% powered for superiority Virtue SAB TLF ≤ 19% vs. PBA TLF ≥ 30%

Success Considerations
Virtue SAB: 2.8% TLF at 12 months in SABRE trial per protocol population
PBA: 33-46% TLF at 12 months in coronary ISR published studies

Non-Randomized Study Arm: Double-Layer Coronary ISR

Prospective, **single-arm, controlled study** in patients with double-layer coronary ISR

→ **Key Inclusion**
RVD 2.5 to 4.0 mm, <30% DS (vs. RVD 2.5 to 3.5, <40% DS SABRE[1] Trial)

→ **Virtue® SAB N=100**

→ **Primary Endpoint**
Target Lesion Failure (CD, TV-MI and TLR) at 12 months

Study Objective
Provide additional clinical data in support of use in double-layer Coronary ISR without confounding TLF performance results in single-layer Coronary ISR

12-18 Months Enrollment → 12 Month Primary Endpoint →

[1]Verheye S. JACC Cardiovasc Interv. 2017; 10: 2029-37. ***Definitions:*** Coronary In-stent Restenosis (ISR), Diameter Stenosis (DS), Plain Balloon Angioplasty (PBA). Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population.

20

Orchestra BioMed™

2023 - Anticipated Milestones

H1 2023

Virtue SAB – Coronary ISR
- Virtue ISR-US FDA IDE Approval
- 1st Pt. Enrollment

H2 2023

BackBeat CNT – HTN + Pacemaker
- FDA IDE Approval
- 1st Pt. Enrollment

CNT-HF
- Acute Clinical Results

Virtue SAB – Coronary ISR
- Japan PMDA CTN Approval[1]

Virtue SAB – Coronary SV
- Japan PMDA CTN Approval[1]

SirolimusEFR
- Preclinical Feasibility Results[2]

BackBeat CNT / CNT-HF
Virtue SAB
SirolimusEFR

[1] Timing estimated and subject to Terumo execution since Terumo controls development of Virtue SAB for SV indication and for ISR in Japan
[2] Assumes focus on a device/drug combination balloon-based solution targeting indication such as urethral strictures or BPH

21

Orchestra BioMed

Bringing Medical InnOvations to Life Through Partnerships



Partnership-Enabled Business Model & Accomplished Leadership Team

– Designed to accelerate innovation to patients, enable pipeline expansion and drive strong partner and shareholder value

– Highly experienced team with proven track record of innovation and execution



Two Programs Targeting Large Markets Supported by Promising Trial Data Entering Pivotal Trials

– **BackBeat CNT™**
  - >$10 billion annual market
  - Randomized, controlled study shows efficacy potential
  - Collaboration with Medtronic

– **Virtue® SAB**
  - ~$3 billion annual market
  - 3-year pilot study results show potential safety & efficacy
  - Partnered with TERUMO



Strong Balance Sheet and Committed Strategic and Financial Investors

Medtronic

rtw

PERCEPTIVE ADVISORS

TERUMO

22

Partnership - Enabled Business Model Ϯϯ

Significant Barriers Prevent Innovation From Reaching Patients 24 Startups often struggle for resources to reach commercial value inflection >ĂƌŐĞ ĐŽŵƉĂŶŝĞƐ ͛ ĐŽŶƐƚƌĂŝŶĞĚ ZΘ ďƵĚŐĞƚƐ ůŝŵŝƚ ŝŶŶŽǀĂƚŝŽŶ Θ ĂĐƋƵŝƐŝƚŝŽŶƐ Increasing burden of cost, time, and work to bring medical innovation to patients Product Development ŽŵŵĞƌĐŝĂůŝǌĂƚŝŽŶ 1 Pitchbook – Analysis of 430 companies since 2015 that completed at least Series B financing 2 SVB Healthcare Report 2019 3 Capital IQ ǀŐ Ψ ϲϬ D ĨƵŶĚŝŶŐ ŶĞĞĚĞĚ͕ ϴϱ й ŽĨ ĂĐƋƵŝƐŝƚŝŽŶƐ ƌĞƋƵŝƌĞĚ ĐŽŵŵĞƌĐŝĂů ƚƌĂĐƚŝŽŶ ϭ Avg 7% of revenue spent on R&D by top 20 med device vs. 20% in pharma 2,3

Orchestra BioMed Can Accelerate Innovation to Patients


Risk-Reward Sharing Partnerships
Can Overcome the Barriers to Innovation

25

26 ^ĞůĞĐƚŝŶŐ KƉƚŝŵĂů KƉƉŽƌƚƵŶŝƚŝĞƐ Develop for Partnership WƌĞ Ͳ ƉĂƌƚŶĞƌĞĚ ĐƋƵŝƐŝƚŝŽŶƐ Key Pipeline Criteria Large Market with Unmet Needs Large market, significant unmet needs, established distribution channels Potential for High Impact Designed to improve standard of care, fit existing treatment paradigm, disrupt market dynamics Favorable for Partnering Significant differentiation, attractive economics for partnership, durable IP protection Innovation Royalty - based R&D Programs

Orchestrating InnOvation

Market Strategy

IP & Product Development

Clinical & Regulatory Affairs

Reimbursement, Quality & Supply Chain

Partnership Management

Combined, our leadership team has

250+	25	100+	600+
Years of experience	Average years of experience each	New product approvals/clearances	Authored patents

Accomplished Leadership Team

Created Pipeline, Pioneered Business Model and Established Partnerships

Orchestra BioMed™

27